SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 23, 2004 (June 23, 2004)

ENDO PHARMACEUTICALS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15989	13-4022871

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Painters Drive Chadds Ford, Pennsylvania		19317

(Address of principal executive offices)		(Zip Code)

(610) 558-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

     Not applicable.

(b) Pro Forma Financial Information.

     Not applicable.

(c) Exhibits.

Exhibit Number	Description
99.1	Slide Presentation of Endo Pharmaceuticals Holdings Inc. dated June 23, 2004

Item 9. Regulation FD Disclosure.

     On June 23, 2004, the Registrant intends to make a slide presentation at the William Blair & Co. Growth Stock Conference in Chicago, Illinois, a copy of which presentation is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC. (Registrant)
By:	/s/ CAROL A. AMMON
	Name:	Carol A. Ammon
	Title:	Chairman & Chief Executive Officer

Dated: June 23, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Slide Presentation of Endo Pharmaceuticals Holdings Inc. dated June 23, 2004